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                                                               EXHIBIT 10(iii)48

                              THE IT GROUP, INC.
                     RESTRICTED STOCK AND ESCROW AGREEMENT
                  STOCK OPTION INCENTIVE COMPENSATION PROGRAM


         This RESTRICTED STOCK AND ESCROW AGREEMENT (This "Agreement") is entered into as of January 1, 2000 by and between a Delaware corporation (the "Company"), and ____________________ ("Employee").

                                   RECITALS

         WHEREAS, the Company has adopted the 1996 Stock Incentive Plan (the "Plan") under which eligible employees may be issued an award (the "Restricted Stock Award") to purchase restricted shares of Common Stock, $.01 par value, of the Company (the "Common Stock") on the terms and conditions set forth herein; and

         WHEREAS, the Compensation Committee of the Board of Directors, has determined that its interests will be advanced by the issuance to the Employee of a restricted stock award which is not issued under any plan but which for all purposes of interpretation and administration shall be treated as if granted under the Plan; and

         WHEREAS, these awards were not granted under any plan but for all purposes of interpretation and administration shall be treated as if granted under the Plan, and capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan (as such term is hereinafter defined).

         NOW THEREFORE, by executing this Restricted Stock and Escrow Agreement and for and in consideration of these premises, Employee agrees that this Agreement shall be treated, interpreted and administered as if granted under the Plan, that all terms not defined in this Agreement shall have the meaning provided for under the Plan and, Employee further agrees as follows:

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.  Grant Restricted Stock
             ----------------------
             The Company hereby grants to Employee, and Employee hereby acquires from the Company _________ shares of restricted Common Stock (the "Shares").
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         2.  Deposit of Certificate
             ----------------------
             Concurrently with the execution hereof, Employee consents to the delivery to the Company, to be held in escrow by the Company, of the certificate or certificates evidencing the Shares and agrees to execute and deliver to the Company undated stock powers and other instruments of transfer duly executed in favor of the Company by Employee. Employee acknowledges that the certificates evidencing the Shares may have affixed a legend including in the form of Exhibit A hereto.

         3.  Vesting
             -------
             Subject to earlier vesting pursuant to Paragraph 4(c) or Paragraph 11 hereof, the Shares shall be subject to the restrictions set forth in Paragraph 4 hereof until the Shares fully vest. Twenty-five (25%) percent of the Shares awarded shall vest and the restrictions thereon shall terminate January 1 each year through ____, commencing January 1, ______.

             The period during which some or all of the Shares are subject to such restrictions is referred to as the "Restricted Term."

         4.  Restrictions on Transfer; Repurchase of Restricted Stock
             --------------------------------------------------------
             (a) During the Restricted Term, the Shares may not be sold, assigned, transferred, hypothecated or otherwise disposed of or encumbered, other than by will or by the laws of descent and distribution, and are subject to forfeiture to the Company as set forth herein.

             (b) In the event of the termination of the employment of Employee with the Company or any subsidiary of the Company for any reason other than those contemplated by Paragraph 4(c), unless the Restricted Term has expired prior to such termination of employment, the Shares shall be forfeited to the Company for consideration and Employee shall automatically cease to have any rights in and to the Shares.

             (c) If Employee (i) ceases to be an employee of the Company due to his retirement in accordance with the Company's then applicable retirement policy and practices or (ii) shall have a Permanent Disability or die while an employee of the Company, the conditions imposed on the Shares related to continuous employment of the Employee set forth in Paragraph 3 shall be deemed to have been satisfied. Any unvested Shares shall thereafter vest and the restrictions thereon shall terminate. "Permanent Disability" shall mean the inability in engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee (as such term is defined in Paragraph 7 hereinafter) in such
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                    form and manner, and at such times, as the Committee may
                    require. Any determination by the Committee that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

         5.  Voting and Other Rights
             -----------------------
             During the Restricted Term, Employee shall, except as otherwise provided herein, have all the rights of a stockholder with respect to all of the Shares, including, without limitation, the right to vote such Shares and the right to receive all dividends or other distributions, if any, with respect to such Shares.

         6.  Delivery of Certificates
             ------------------------
             Upon the termination of the Restricted Term, the Company shall deliver to Employee all stock certificates and related instruments of transfer evidencing the Shares vested pursuant to Paragraph 3 and all restrictions set forth in Paragraph 4 hereof with respect to such Shares shall terminate.

         7.  Administration
             --------------
             This Agreement and the Shares shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Agreement, including, without limitation, the following:

             (i) adopt, amend and rescind rules and regulations relating to the Agreement;
             (ii) determine whether, and the extent to which, adjustments are required pursuant to Paragraph 9 hereof; and
             (iii)  interpret and construe the Agreement.

         8.  Effect on Participant's Continued Employment
             --------------------------------------------
             Employee's right, if any, to continue to serve the Company and its subsidiaries as an officer or employee shall not be enlarged or otherwise affected by the Restricted Stock Award, nor shall such grant in any way restrict the right of the Company or any of its subsidiaries to terminate Employee's employment at any time.

         9.  Adjustments in Stock
             --------------------
             If the outstanding securities of the class then subject to this Agreement are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, subject to other provisions of the Agreement, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide
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             otherwise, the Committee shall make appropriate and proportionate adjustments to the Shares.

         10. Payment of Withholding Taxes
             ----------------------------
             If the Company becomes obligated to withhold an amount (the "Withholding Amount") on account of any federal, state or local tax imposed as a result of the grant of the Shares to Employee pursuant to this Agreement or the expiration of the Restricted Term, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, (a) if employee is not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), then at the election of Employee, Employee shall either (i) deliver to the Company Shares necessary to equal the Withholding Amount when valued at the closing market price on the New York Stock Exchange ("NYSE) on the trading day preceding the withholding date (or if the Shares are not listed on NYSE, the closing market price on a national securities exchange on which Common Stock of the Company is listed on the trading day preceding the withholding date) rather than at the Formula Price, or (ii) pay the Withholding Amount to the Company in cash or by cashier's or certified bank check payable to the Company. If Employee is required to file reports pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder, then the Withholding Amount shall be required to be satisfied by the method set forth in clause (i) of this Paragraph 10, and the use of such method shall be deemed to have been approved by the Committee without any specific action or election by Employee.

         11. Change of Control and Other Terminating Events
             ----------------------------------------------

             (a) All restrictions upon the Shares hereunder shall terminate immediately prior to a Change of Control (as hereinafter defined), provided that no such termination shall occur (i) in the case of Change of Control of the type described in Paragraphs 11(b)(ii) or 11(b)(iii) below, if a two-thirds majority of the Company's Board of Directors affirmatively recommends such Change of Control to the Company's stockholders, or (ii) in the case of Change in Control of the type described in Paragraph 11(b)(i) or 11(b)(v) below, if a two-thirds majority of the Company's Board of Directors approves such Change in Control.

             (b) "Change in Control" shall mean the first to occur of the following events:

                    (i) the Directors of the Company who were nominated by the Board of Directors for election as Directors cease to constitute a majority of the Directors of the Company;
                    (ii) a reorganization, merger or consolidation of the Company, the consummation of which results in the outstanding securities of any class then subject to this Agreement being exchanged for or
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                           converted into cash, property or securities not
                           issued by the Company;
                    (iii) the acquisition of substantially all of the property and assets of the Company by any person or entity;
                    (iv)   the dissolution or liquidation of the Company; or
                    (v) the first public announcement that any person or entity, together with all Affiliates and Associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
                           Act) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this subsection (v), shall not include (x) the Company, any of its subsidiaries, or The Carlyle Group or its affiliates, (y) any employee benefit plan of the Company or any of its subsidiaries or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

         12. Notice
             ------
             Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, or such other address as the Company may hereinafter designate in writing to Employee, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath his or her signature hereto, or at such other address as Employee may hereafter designate in writing to the Company. Any such notice shall have been duly given when enclosed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

         13. Authority
             ---------
             This Agreement and the Shares are subject to all of the terms and conditions of the Plan as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Employee's rights under this Agreement.
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         14. Laws Applicable to Construction
             -------------------------------
             This Agreement has been executed and delivered the day and year first above written at Pittsburgh, Pennsylvania, and this Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and the Employee has hereunto set his or her hand on the day and year first above written.

THE IT GROUP, INC.                          EMPLOYEE:

By:   ___________________________           ______________________________

Title:  _________________________           ______________________________
                                            C/O 2790 Mosside Blvd.
                                            Monroeville, PA 15146
                                            Social Security No. ###-##-####

                                            The undersigned spouse of the
                                            Employee hereby consents to the
                                            terms and provisions of this
                                            Restricted Stock Agreement as of
                                            the day and year first above
                                            written.


                                            ______________________________
                                            (Spouse)
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                                   EXHIBIT A

          The securities represented by this Certificate are subject to the terms and provisions, including certain restrictions on transfer and encumbrance, of that certain Restricted Stock and Escrow Agreement dated as of __________________, by and between The IT Group, Inc., a Delaware corporation (the "Company"), and the holder of the shares of common stock represented by this Certificate, a copy of which is available for inspection at the executive offices of the Company.